Exhibit 10.1


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                                MERGER AGREEMENT


                                  by and among


                   Innovo Group Inc. and TS Acquisition, Inc.


                                       and


                    Thimble Square, Inc. and the Stockholders
                             of Thimble Square, Inc.




                                 April 12, 1996







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



                                                 Table of Contents
                                                        to
                                                 Merger Agreement

                                                                                                               Page

Introduction and Recitals.........................................................................................1

Section 1 - The Merger

         1(a)     Merger of Acquisition and Thimble Square........................................................1
         1(b)     Conversion of Shares............................................................................2
         1(c)     Surrender and Exchange of Shares; Fractional Shares;
                  Rights of Thimble Square Stockholders...........................................................2
         1(d)     No Registration of Innovo Merger Shares.........................................................3
         1(e)     Registration of Innovo Merger Shares............................................................3
         1(f)     Voting Agreement................................................................................5
         1(g)     Representations Concerning Stockholders' Equity and Net Income
                  of Thimble Square, and Appraised Value of Certain Thimble Square
                  Assets; Adjustments to Number of Innovo Merger Shares Issued....................................5
         1(h)     Employment Contracts............................................................................6
         1(i)     Rescission of Stockholders' Agreement...........................................................6

Section 2 - Closing...............................................................................................6

Section 3 - Governance
         3(a)     Charter and Bylaws..............................................................................6
         3(b)     Resignation of Directors; Election of New Directors.............................................6
         3(c)     Innovo Directors................................................................................7
         3(d)     Further Actions by Acquisition..................................................................7

Section 4 - Representations of Thimble Square and the Thimble
            Square Stockholders
         4(a)     Representations Concerning Thimble Square
                  (i)      Corporate Organization.................................................................7
                  (ii)     Authority..............................................................................7
                  (iii)    Consents; Approvals....................................................................8
                  (iv)     Capital Stock..........................................................................8
                  (v)      Financial Statements...................................................................8
                  (vi)     Claims; Litigation; Investigations.....................................................8
                  (vii)    Changes; Adverse Developments..........................................................9
                  (viii)   Liabilities............................................................................9
                  (ix)     Title to Assets........................................................................9





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                                                                                                               Page

                  (x)      Taxes..................................................................................9
                  (xi)     Unlawful or Sensitive Payments.........................................................9
                  (xii)    Rescission of Transaction with BestSellers, Inc.......................................10
                  (xiii)   Contracts; Agreements.................................................................10
         4(b).    Representations Concerning Thimble Square Stockholders
                  (i)      Authority.............................................................................10
                  (ii)     Consents; Approvals...................................................................10
                  (iii)    Sophisticated Investor................................................................10
                  (iv)     Innovo Merger Shares Acquired for Investment..........................................11
                  (v)      No Review.............................................................................11
                  (vi)     Innovo Information....................................................................11
                  (vii)    No Representations....................................................................12
                  (viii)   No Registration; Reliance on Representations..........................................12
                  (ix)     Covenant Not to Compete...............................................................12
                  (x)      Waiver of Compensation................................................................15
         4(c)     Importance of Representations..................................................................15
         4(d)     No Finders Fees................................................................................15
         4(e)     Survival of Representations and Warranties.....................................................15

Section 5 - Representations of Innovo and Acquisitions
         5(a)     Corporate Organization.........................................................................15
         5(b)     Authority......................................................................................15
         5(c)     Consents; Approvals............................................................................16
         5(d)     Innovo Information.............................................................................16
         5(e)     Capital Stock..................................................................................16
         5(f)     No Finders Fees................................................................................16
         5(g)     Survival of Representations....................................................................16

Section 6 - Indemnification......................................................................................17

Section 7 - Conditions to Innovo's and Acquisition's Obligations
         7(a)     Thimble Square Stockholder Approval and Disclosures............................................17
         7(b)     No Appraisal Demand............................................................................17
         7(c)     Property Acquisition...........................................................................18
         7(d)     Representations................................................................................18

Section 8 - Conditions to the Obligations of Thimble Square and the Principal
              Thimble Square Stockholders........................................................................18

Section 9 - Arbitration..........................................................................................18

Section 10 - Termination.........................................................................................19







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                                                                                                               Page

Section 11 - Miscellaneous
         11(a)    Modification; Complete Agreement...............................................................20
         11(b)    Waiver.........................................................................................20
         11(c)    Governing Law..................................................................................20
         11(d)    Fees and Expenses..............................................................................20
         11(e)    Transfers and Assignments......................................................................20
         11(f)    Gender.........................................................................................20
         11(g)    Headings.......................................................................................20
         11(h)    Severability...................................................................................20
         11(i)    Notices........................................................................................20
         11(j)    Consultation with Counsel......................................................................21


Signatures.......................................................................................................22
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


                                                                                                  Merger Agreement
Schedules to the Merger Agreement                                                                    Section
- ---------------------------------                                                                   ----------

A -     Thimble Square Stockholders                                                                  Recitals

B -     Outstanding Options, Warrants, Rights, Conversion Privileges,
        Commitments and Call Options with Respect to Thimble
        Square Common Stock                                                                          4(a)(iv)

C-      Financial Statements                                                                         4(a)(v)

D -     Material Adverse Changes, Losses or Damages                                                  4(a)(v)

E -     Actions at Law, Equity, Proceedings, Governmental
        Proceedings, Etc.                                                                            4(a)(vi)

F -     Adverse Facts, Developments or Circumstances                                                 4(a)(vii)

G -     Liabilities                                                                                  4(a)(vii)

H-      Liens, Encumbrances, Security Interests and Claims                                           4(a)(ix)

I -     Tax Matters                                                                                  4(a)(x)

J -     Contracts                                                                                    4(a)(xiii)







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

Appendices to the Merger Agreement
- ----------------------------------

A -     Form of the Eleanor Schwartz Employment Agreement
        with Thimble Square, Inc.                                                                    1(h)

B -     Form of the Philip Schwartz Employment Agreement
        with Thimble Square, Inc.                                                                    1(h)

C -     Form of the Lee Schwartz Employment Agreement
        with Thimble Square, Inc.                                                                    1(h)

D -     Form of the Jane Silk Employment Agreement
        with Thimble Square, Inc.                                                                    1(h)

E -     Form of the Ron Silk Employment Agreement
        with Thimble Square, Inc.                                                                    1(h)

F -     Innovo Group Inc. Statement of Risk Factors                                                  4(b)(vi)


                                MERGER AGREEMENT


         This Merger Agreement (the "Agreement") is made this 12th day of April, 1996 by and between Innovo Group Inc. ("Innovo"), TS Acquisition, Inc.
("Acquisition"), a wholly-owned subsidiary of Innovo, Thimble Square, Inc. ("Thimble Square"), and Eleanor V. Schwartz and Lee Schwartz, individuals who are stockholders of Thimble Square (collectively, the "Thimble Square Stockholders").

                                    Recitals
                                    --------

         Whereas, Innovo wishes to acquire the ownership of 100% of the common stock, $100.00 per share par value, of Thimble Square ("Thimble Square Common Stock") on the terms and conditions set forth below, and to achieve this objective has caused Acquisition to be formed for the purpose of merging into Thimble Square (the "Merger"); and

         Whereas, the individuals and entities listed on Schedule A to this Agreement (individually a "Thimble Square Stockholder" and collectively the "Thimble Square Stockholders") are collectively the owners of all of the issued and outstanding Thimble Square Common Stock; and

         Whereas, the Thimble Square Stockholders own all of the issued and outstanding Thimble Square Common Stock and have indicated their intention to vote for and approve the Merger on the terms and conditions set forth herein;

         Therefore, Innovo, Acquisition, Thimble Square and the Thimble Square Stockholders hereby agree as follows:


                                    Agreement
                                    ---------

1.       The Merger

         (a) Merger of Acquisition and Thimble Square. On the Effective Date, as hereinafter defined, Acquisition shall be merged with and into Thimble Square, and Thimble Square shall be the surviving corporation. The corporate existence of Thimble Square with all of its purposes, powers and objects shall continue unaffected and unimpaired by the Merger, and as the surviving company Thimble Square shall be governed by the laws of the State of Georgia. The separate existence of Acquisition shall cease upon the Effective Date, and Thimble Square shall continue as the surviving corporation and as a wholly-owned subsidiary of Innovo.


Merger Agreement                                                         Page 1

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         (b)      Conversion of Shares.

                  (i) Conversion of Thimble Square Shares into Innovo Shares and Notes Payable. Subject to the terms and conditions set forth herein, executed Articles of Merger containing a Plan of
                  Merger will be delivered, together with such other certificates or documents as may be required to be filed under the laws of the State of Georgia to effect the Merger (collectively "the Merger Documents") to the Secretary of State of the States of Delaware as soon as possible following the time when the last of the conditions set forth in this Agreement shall have been satisfied or waived, or on such earlier or later date as may be mutually agreeable to Innovo and Thimble Square. Upon the date of such delivery (the" Effective Date"), each outstanding share of Thimble Square Common Stock shall be converted into such number of shares of the common stock, par value $.01 per share, of Innovo ("Innovo Common Stock") (such shares of Innovo Common Stock referred to herein as the "Innovo Merger Shares") as results from dividing $.51 into the result of adding to $1,100,000 the amount of principal unpaid and outstanding, as of the date of the Closing, under the mortgages encumbering the Pembroke Property (as such terms are used in the Property Acquisition Agreement, dated as of the same date as this Agreement, by and among Innovo, TS Acquisition, Inc. and Philip Schwartz, and Lee Schwartz), divided by the number of shares of Thimble Square Common Stock outstanding as of the Closing Date and subject to adjustment pursuant to Section 1(g).

                  (ii) Conversion of Acquisition Shares into Thimble Square Shares. Upon the Effective Date, each outstanding share of common stock of Acquisition shall be converted into one share of Thimble Square Common Stock.

         (c) Surrender and Exchange of Shares; Fractional Shares; Rights of Thimble Square Stockholders.

                  (i) Surrender and Exchange of Shares. On or after the Effective Date, each Thimble Square Stockholder may surrender his certificate or certificates evidencing shares of Thimble Square Common Stock to Innovo. Upon the proper surrender of a certificate or certificates evidencing shares of Thimble Square Common Stock, such Thimble Square Stockholder shall be entitled to receive a certificate or certificates for the number of Innovo Merger Shares provided for herein. Each Thimble Square Stockholder who is a party to this Agreement hereby waives their right to dissent from the Merger and to seek the appraised fair value of their shares of Thimble Square Common Stock payable in cash under Sections 14-2-1301, et seq., of the Georgia Business Corporation Act.


Merger Agreement                                                          Page 2
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                  (ii) No  Fractional  Shares.  No  fractional  shares of Innovo
                  Common Stock shall be issued, and Thimble Square Stockholders will receive the nearest whole number of Innovo Merger Shares.

                  (iii) Rights as to Thimble Square Shares. Each Thimble Square Stockholder who is a party to this Agreement shall cease to have any rights with respect to shares of Thimble Square Common Stock after the Effective Date except the right to exchange their shares of Thimble Square Common Stock in exchange for Innovo Merger Shares and Merger Notes as provided in Section 1(c)(iii) of this Agreement.

         (d) No Registration of Innovo Merger Shares. The issuance of the Innovo Merger Shares will not have been the subject of a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), and as a result the Innovo Merger Shares will be "restricted securities" as that term is defined under the Securities Act. Accordingly, the Innovo Merger Shares may not be resold, in whole or in part, unless they are the subject of registration under the Securities Act and any applicable state securities laws, or there is available an exemption from such registration. A legend, as follows, will be placed on any certificate or certificates representing Innovo Merger Shares:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY STATE SECURITIES LAWS, IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS THEREOF, AND IN PARTICULAR ON THE EXEMPTION PROVIDED BY O.C.G.A.
SECTION 10-5-9(13). THE SECURITIES HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TOWARD THE RESALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF REGISTRATION WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT, THE RULES AND REGULATIONS THEREUNDER, OR ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, NO
TRANSFER OF THESE SECURITIES SHALL BE MADE UNLESS THE CONDITIONS SPECIFIED HEREIN ARE SATISFIED."

         (e) Registration of Innovo Merger Shares. Innovo hereby grants to each of the Thimble Square Stockholders the right to have included in any registration statement filed by Innovo under the Securities Act (except for registration statements on Form S-4 or on Form S-8, or on such forms as may at the time be in use to register transactions of the type currently registered on Form S-4 or Form S-8), the offer and sale of the Innovo Merger Shares by them. Additionally, Innovo hereby undertakes to file, on a one time basis, a registration statement for the offer and sale of the Innovo Merger Shares, to use its best efforts to file such registration

Merger Agreement                                                        Page 3
statement by August 31, 1996, and to use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission as soon thereafter as is practicable.

In connection with the filing of any such registration statement, Innovo and the Thimble Square Stockholders hereby agree that:

                  (i) the Thimble Square Stockholders understand and acknowledge that Innovo shall be permitted to include the offering and sale of other shares or units of its securities in such registration statement, either for its own account, the account of other selling stockholders, or both;

                  (ii) Innovo will use its best efforts to maintain the effectiveness of such registration statement for up to nine months following the effectiveness thereof, and from time to time will amend or supplement such registration statement during such nine month period to the extent necessary to comply with the Securities Act;

                  (iii) as and when Innovo files a registration statement with respect to the offer and sale of any of the Innovo Merger Shares under the Securities Act, the Thimble Square Stockholders and Innovo will execute an agreement to indemnify one another, and will agree to contribute to the aggregate losses, claims, damages and liabilities to which they may become subject, on terms and conditions standard in the industry and negotiated by them in good faith, including, without limitation, standard limitations on the indemnification of selling stockholders in a secondary offering;

                  (iv) whenever Innovo is registering the offer and sale of the Thimble Square Stockholders' Innovo Merger Shares, the Thimble Square Stockholders agree to provide to Innovo, promptly upon its request, such information and materials regarding the Thimble Square Stockholders as Innovo shall reasonably request in order to effect the registration of the offer and sale of the shares;

                  (v) Innovo shall bear all reasonable costs and expenses to be incurred in connection with such registration statement, including printing costs, the fees of the registrant's counsel and accountants, and SEC and NASD filing fees; however, Innovo shall not be responsible for the fees and expenses of any counsel engaged by any of the Thimble Square Stockholders, or any underwriter engaged by the Thimble Square Stockholders, and shall not be responsible for the underwriters', brokers' or dealers' commissions, fees, expenses, discounts or other compensation attributable to the offer or sale of any of the shares;

         (f)      Voting Agreement.

                  (i) Concurrent with the Closing (as hereinafter defined), the Thimble Square Stockholders shall execute among and between themselves, in a form reasonably

Merger Agreement                                                         Page 4
                  acceptable to Innovo, a voting agreement which shall provide that for so long as Eleanor Schwartz remains a member of the board of directors of Innovo, any of the Innovo Merger Shares owned by any of them shall be voted by Eleanor Schwartz at any annual or special meeting of the stockholders of Innovo, or in connection with any solicitation of the consent of the stockholders of Innovo.

                  (ii) The Thimble Square Stockholders hereby agree that, except for sales on the NASDAQ SmallCap market in "broker transactions" as that term is defined under Rule 144 under the Securities Act, they will not sell, assign or otherwise transfer any of the Innovo Merger Shares unless and until the transferring Thimble Square Stockholder first obtains from any person, entity, group of affiliated persons or group of affiliated entities that, in the aggregate, proposes to purchase or otherwise receive ten percent (10%) or more of the that Thimble Square Stockholder's Innovo Merger Shares, an agreement whereby such person, persons, entity or entities agree to be bound by the provisions of the voting agreement executed pursuant to Section 1(f)(i) above.

         (g) Representations Concerning Stockholders' Equity and Net Income of Thimble Square, and Appraised Value of Certain Thimble Square Assets; Adjustment to Number of Innovo Merger Shares Issued.

                  (i) Thimble Square and the Thimble Square Stockholders hereby represent that:

                           (A) the stockholders' equity of Thimble Square, minus the net book value of property and equipment, as reflected in the audited financial statements of Thimble Square as of and for the year ended December 31, 1995 (which audited financial statements shall have been prepared in accordance with generally accepted accounting principles) shall be no less than negative $700,000; and

                           (B) the appraisals prepared by independent appraisers acceptable to Innovo shall reflect an aggregate fair value for the Baxley plant building and land, the Pembroke plant building and land (which Innovo is acquiring from the Thimble Square Stockholders pursuant to a separate Property Acquisition Agreement dated even date herewith) and Thimble Square's manufacturing equipment, of at least $1,550,000.

                  (ii) If, upon the delivery to Innovo of the financial statements and appraisals described in Section 1(g)(i), which shall be delivered no later than May 15, 1996, the stockholders' equity or market values indicated therein are less than the amounts set forth in Section 1(g)(i) above, then the number of Innovo Merger Shares issued pursuant to Section 1(b) shall be adjusted, by the return to Innovo by the Thimble Square Stockholders on a pro rata basis, of a number of Innovo Merger Shares computed as follows:

Merger Agreement                                                         Page 5

                           (A) the per share dollar value of each share to be returned shall be $.51; and

                           (B) the aggregate dollar value of the shares returned to Innovo shall equal the sum of (1) 100% of the amount by which actual stockholders' equity, reduced by the net book value of property and equipment, is less than negative $700,000, and (2) 100% of the amount by which the aggregate market values of the Baxley plant, the Pembroke plant and the equipment is less than $1,550,000.

         (h) Employment Contracts. Concurrent with the Closing, as hereinafter defined, Thimble Square shall enter into employment contracts with Eleanor Schwartz, Philip Schwartz, Lee Schwartz, Jane Silk and Ron Silk in the form set forth in Appendices A, B, C, D and E hereto, respectively.

         (i) Rescission of Stockholders' Agreement. Concurrent with the Closing and immediately prior to the Merger, the Thimble Square Stockholders shall rescind that certain Purchase and Sale Agreement between them dated November 12, 1993.

2. Closing. The closing of the transaction contemplated by this agreement (the "Closing") shall take place at 10:00 eastern time on Monday, April 8, 1996, at the offices of Innovo, or at such other time and place as Innovo, Acquisition and Thimble Square may agree to by written amendment to this Agreement. At the Closing, Innovo, Acquisition and Thimble Square shall execute the Merger Documents.

3.       Governance
         ----------

         (a) Charter and Bylaws. As of the Effective Date, the Charter of Thimble Square shall remain the Charter of Thimble Square, and the Bylaws of Thimble Square shall remain the Bylaws of Thimble Square.

         (b)      Resignation  of  Thimble  Square  Directors;  Election  of New
                  Directors.

                  (i) Prior to the Effective Date, Thimble Square shall obtain from each of the directors of Thimble Square except Eleanor Schwartz, their resignation from the board of directors of Thimble Square, such resignations to be effective concurrent with the Effective Date.

                  (ii) Upon the completion of the Closing, Eleanor Schwartz, as the sole remaining director of Thimble Square, shall nominate and elect to Thimble Square's board of directors Patricia Anderson-Lasko ("Anderson") and Terrance J. Bond ("Bond"), such that Thimble Square's board of directors shall be comprised of Anderson, as chairman, Eleanor Schwartz, and Bond.

Merger Agreement                                                       Page 6

         (c) Innovo Directors. On the Effective Date, the board of directors of Innovo shall be increased by one, and Eleanor Schwartz shall be elected to such newly created seat, to serve as a director of Innovo in accordance with Innovo's Charter and Bylaws.

         (d) Further Actions by Acquisition. If at any time after the Effective Date the surviving company shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest, perfect, record, confirm or otherwise, in the name of Thimble Square, the title to any right or property of Acquisition, the officer or officers of Acquisition holding office prior to the Effective Date shall have the power and authority to, in the name of Acquisition, execute and deliver all such proper deeds, assignments and assurances in law and do all other things necessary and proper to carry out the purpose of this Agreement.

4.       Representations of Thimble Square  and the Thimble Square Stockholders.
         -----------------------------------------------------------------------

         (a) Representations Concerning Thimble Square. Each of Thimble Square and the Thimble Square Stockholders hereby represent and warrant that:

                  (i) Corporate Organization. Thimble Square is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, and it has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. Thimble Square has full power and authority to carry on its business as it is now being conducted and to own its assets. Thimble Square is duly qualified to transact business in each jurisdiction where the nature of its business or assets requires it to be so qualified and where the failure so to qualify would have a material adverse affect on the business of Thimble Square. The execution and delivery of this Agreement by Thimble Square does not, and the consummation of the transactions contemplated hereby will not violate, or result in a breach of any provisions of, Thimble Square's Charter or Bylaws.

                  (ii) Authority. Thimble Square has full power and authority to enter into this Agreement and has taken all action, corporate and otherwise, necessary to authorize the execution, delivery and performance of this Agreement, the completion of the transactions contemplated hereby and the execution and delivery on behalf of Thimble Square of any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement.

                  (iii) Consents; Approvals. Thimble Square and the Thimble Square Stockholders have obtained the consent or approval of any court, governmental agency or other public authority, or of any other person, corporation or entity required as a condition to (i) the validity or enforceability of this Agreement or any other instruments to be executed by Thimble Square to effectuate this Agreement, or (ii) the completion or validity of any of the transactions contemplated by this

Merger Agreement                                                       Page 7
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                  Agreement.  This  Agreement  has been  properly  executed  and delivered by a duly authorized officer of Thimble Square, and constitutes the valid and legally binding agreement of Thimble Square enforceable against Thimble Square in accordance with its terms.

                  (iv) Capital Stock. The authorized capital stock of Thimble Square is 10,000 shares, $100.00 par value, of which 600 shares are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing Date and the Effective Date. The list set forth on Schedule A hereto is, as reflected in the stock transfer books of Thimble Square, an accurate list of the stockholders of Thimble Square. Except as set forth on Schedule B hereto, there are no outstanding options, warrants, rights, conversion privileges, contracts or commitments relating to the issuance or sale of shares of Thimble Square Common Stock.

                  (v) Financial Statements Attached to this Agreement as Schedule C are the financial statements (comprised of a balance sheet, statements of operations and stockholder's equity, statement of cash flows, and notes thereto) of Thimble Square as of December 31, 1994 and 1995 and for the years ended December 31, 1994 and 1995 (the "Financial Statements"). The Financial Statements have been prepared by Thimble Square in accordance with generally accepted accounting principles ("GAAP"). Except as disclosed in the Financial Statements or in Schedule D to this Agreement, there have been no material adverse changes in, material loss or destruction of, or material amount of damage to the financial condition, business or operations of Thimble Square since December 31, 1995, whether or not arising from transactions in the ordinary course of business. The regular books of account of Thimble Square fairly and accurately reflect all transactions, maintained and kept in accordance with GAAP consistently applied. Thimble Square has no liabilities or obligations, whether accrued, absolute, contingent or otherwise, which would adversely affect the financial condition of Thimble Square except and to the extent recorded or disclosed in the Financial Statements. No dividends are due or unpaid by Thimble Square.

                  (vi) Claims; Litigation; Investigations. Except as set forth in Schedule E to this Agreement, there are no actions at law or in equity, proceedings, governmental proceedings or investigations, either pending or threatened against Thimble Square or against or with respect to the business or assets of Thimble Square, and Thimble Square is not in material default with respect to any decree, injunction or other order of any court or government authority. Thimble Square is in substantial compliance with all (and has not received any notice of any claimed violation of any) material provisions of all contracts to which it is a party, and with all applicable federal, state, county or municipal laws, ordinances, and regulations. There is no action at law or in equity, arbitration proceeding, governmental proceeding or investigation, or motion or request to any court, pending or

Merger Agreement                                                         Page 8
                  threatened, against or with respect to Thimble Square with respect to this Agreement or the transaction contemplated hereby.

                  (vii) Changes; Adverse Developments. Except as set forth in Schedule F to this Agreement, there are no facts, developments or circumstances, existing or threatened, of a special or unusual nature that is materially adverse to the assets, business, financial condition or future prospects of Thimble Square.

                  (viii) Liabilities. Except as set forth in Schedule G to this Agreement, Thimble Square has no material liabilities of any nature, whether accrued, absolute, contingent or otherwise, existing, or which may hereafter arise out of any transaction entered into prior to the date of its execution of this Agreement or out of any act or failure to act on the part of Thimble Square or any of its employees prior to the Closing.

                  (ix) Title to Assets. Except as set forth in Schedule H to this Agreement, Thimble Square has good, clear and fair title to all of its assets, and there are no liens, encumbrances, security interests or claims against or with respect to Thimble Square's assets.

                  (x) Taxes. Except as set forth in Schedule I to this Agreement, Thimble Square has filed all tax returns, including returns for sales, use, property, employment and income taxes, required to be filed in or by such jurisdictions in which Thimble Square conducts business, has paid in full all taxes due, and Thimble Square has not received from any taxing authority any notice of assessment, proposed adjustment, or examination. Adequate provision for all sales, use, property, employment and income taxes has been made in the Financial Statements.

                  (xi) Unlawful or Sensitive Payments. Neither Thimble Square, any of the officers, directors, employees, agents or representative of Thimble Square, or any of the Thimble Square Stockholders, have made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded in the books or records of Thimble Square , unlawful payment from corporate funds to government or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payments from corporate funds to obtain or retain any business.

                  (xii) Rescission of Transaction with BestSellers, Inc. The agreement between Thimble Square and the Thimble Square Stockholders on the one hand, and BestSellers, Inc. on the other hand, in which BestSellers, Inc. was to acquire 100% of the outstanding common stock of Thimble Square, has been rescinded and voided, and this Agreement does not interfere with any valid, existing agreement

Merger Agreement                                                        Page 9
                  between Thimble Square or the Thimble Square Stockholders on the one hand, and BestSellers, Inc. on the other hand.

                  (xiii) Contracts; Agreements. Except as set forth in Schedule J to this Agreement, there are no contracts or agreements, whether written or oral, for employment, services, sales representation, or other matters, which would constitute a claim against, or become payable as the result of, the future revenues or earnings of Thimble Square.

         (b) Representations Concerning Thimble Square Stockholders. Each of the Thimble Square Stockholders hereby represents and warrants that:

                  (i) Authority. Each Thimble Square Stockholder has full power and authority to enter into this Agreement and has taken all action necessary to authorize the execution, delivery and performance of this Agreement, and the completion of the transactions contemplated hereby.

                  (ii) Consents; Approvals. They have obtained the consent or approval of any court, governmental agency or other public authority, or of any other person, corporation or entity required as a condition to (i) the validity or enforceability of this Agreement or any other instruments to be executed by each Principal Thimble Square Stockholder to effectuate this Agreement, or (ii) the completion or validity of any of the transactions contemplated by this Agreement. This Agreement has been properly executed and delivered , and constitutes the valid and legally binding agreement of each Principal Thimble Square Stockholder enforceable against each Principal Thimble Square Stockholder in accordance with its terms.

                  (iii) Sophisticated Investor. Each Thimble Square Stockholder has, either alone or together with a Purchaser Representative (as that term is defined in Regulation D under the Securities
                  Act), such knowledge and experience in financial and business matters that the Thimble Square Stockholder is capable of evaluating the merits and risks of the Merger. Each Thimble Square Stockholder is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which Innovo engages, and has determined, either personally or in consultation with his or her Purchaser Representative, that the Merger is consistent with the his investment objectives and income prospects.

                  (iv) Innovo Merger Shares Acquired for Investment. Each Thimble Square Stockholder (a) is acquiring the Innovo Merger Shares and Merger Notes solely for his or her own account, for investment purposes only and not with a view toward the resale or distribution thereof, either in whole or in part, (b) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Innovo Merger Shares or Merger Notes, and (c) agrees not to sell or otherwise transfer the Innovo Merger Shares or Merger

Merger Agreement                                                        Page 10

                  Notes for a period of at least one year unless and until the Innovo Merger Shares or Merger Notes, as applicable, are subsequently registered, or the resale or transfer thereof is exempt from the registration requirements under the Securities Act and any applicable state securities laws.

                  (v) No Review. Each Thimble Square Stockholder understands that the Merger and the issuance of the Innovo Merger Shares and Merger Notes pursuant to the Merger have not been reviewed by any federal or state governmental body or agency.

                  (vi)     Innovo Information.

                           (A) Each Thimble Square Stockholder has received and carefully reviewed Innovo's Annual Report on Form 10-K for the year ended October 31, 1995 (the "Form 10-K"), Current Report on Form 8-K for the event dated January 29, 1996 (the "Form 8-K"), and the Innovo Group Inc. statement of Risk Factors (a copy of which is appended hereto as Appendix F) (collectively, the "Innovo Information"), and except for the Innovo Information, the Thimble Square Stockholder has not relied upon any other materials, information or literature relating to Innovo, the Innovo Merger Shares or Merger Notes.

                           (B) Each Thimble Square Stockholder has had a reasonable opportunity to ask questions of and receive answers from Innovo concerning Innovo, the Innovo Merger Shares, and the terms and conditions under which the Innovo Merger Shares will be issued in the Merger, all such questions, if any, have been answered to the full satisfaction of the Thimble Square Stockholder, and none of such answers to any such questions was inconsistent with information contained in the Innovo Information.

                           (C) Each Thimble Square Stockholder understands that the Innovo Common Stock has recently traded at prices less than $.51 per share, and that there can be no assurance that the market price of the Innovo Common Stock will again equal or exceed $.51 per share.

                  (vii) No Representations. Except as set forth herein and in the Innovo Information, no representations or warranties have been made to a Thimble Square Stockholder by Innovo or any agent, employee or affiliate of Innovo, and the Thimble Square Stockholder is not relying upon any information about Innovo, other than that contained in the Innovo Information and the results of independent investigation by the Thimble Square Stockholder in connection with making a decision concerning the acceptance of the Innovo Merger Shares.


Merger Agreement                                                        Page 11

                  (viii) No Registration; Reliance on Representations. Each Principal Thimble Square Stockholder understands that the Innovo Merger Shares are being issued in the Merger in reliance on specific exemptions from the registration requirements of federal and state securities laws and that Innovo is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to determine the availability of such exemptions.

                  (ix) Covenant Not to Compete. Each Thimble Square Stockholder acknowledges that (A) the knowledge and experience that such Thimble Square Stockholder has acquired while a principal shareholder of Thimble Square and his services rendered to Thimble Square are of special, unique and extraordinary character and that his position with Thimble Square has placed him in a position of confidence and trust with the customers, Prospective Customers (as defined below), and employees of Thimble Square and has allowed him access to Confidential Information (as defined below), (B) the consideration paid to such Thimble Square Stockholder pursuant to this Agreement in exchange for his covenants and agreements in this subsection
                  (ix) constitutes full, fair and adequate consideration for such covenants and agreements, (C) the nature and period of the restrictions imposed by the covenants contained in this subsection (ix) are fair, reasonable, and necessary to protect Thimble Square and Innovo from the material adverse consequences that they would suffer if such Thimble Square Stockholder were to breach any of such covenants and agreements, (D) Thimble Square and Innovo would sustain great and irreparable loss and damage if such Thimble Square Stockholder were in any manner to breach any of such covenants and agreements, (E) Thimble Square conducts its business actively in and throughout the entire United States (the "Territory") and that other persons are engaged in like and similar business in the Territory, (F) the Business of the Corporation (as defined below) is of a limited and unusual nature, is scattered over a wide geographical area, and accordingly, in order to protect Thimble Square and Innovo, it is fair, reasonable and necessary for such Thimble Square Stockholder to agree not to solicit for the period set forth below the business of any person who was a customer or
                  Prospective Customer of the Corporation for the periods set forth in this subsection (ix), (G) the covenants and agreements made by such Thimble Square Stockholder in this subsection (ix) are fair and reasonable, and the prohibitions and the time limitations are adequate and necessary in order to protect the Business of the Corporation, it being acknowledged by such Thimble Square Stockholder that such covenants and agreements shall be construed as incidental to the sale of a business.

                           Having  acknowledged  the  foregoing,   each  Thimble
                  Square Stockholder covenants and agrees with Thimble Square and Innovo as follows:


Merger Agreement                                                        Page 12

                           1) He will not, directly or indirectly,  for a period
                  of five years from the date hereof, disclose to any person or entity or use or otherwise exploit for his own benefit or for the benefit of any other person or entity any Confidential Information; provided, however, that this subsection (ix) shall not limit in any manner the protection of Thimble Square's trade secrets otherwise afforded by law.

                           2) He will not, directly or indirectly,  for a period
                  of five years from the date hereof, within the Territory, solicit, divert, or appropriate to himself or to any other person or entity in competition with the Business of the Corporation, or attempt so to solicit, divert, or appropriate, the business of any customer or Prospective Customer of Thimble Square.

                           3) He will not, directly or indirectly,  for a period
                  of five years from the date hereof, within the Territory, solicit, recruit, or hire, directly or by assisting any other person or entity, or attempt so to solicit, recruit or hire, any employee of Thimble Square to work for any person or entity who is in competition with the Business of the Corporation.

                           4) He will not, directly or indirectly,  for a period
                  of five years from the date hereof, within the Territory, engage in a business in competition with the Business of the Corporation (whether as an officer, director, shareholder, partner, member, proprietor, employee, agent, consultant, independent contractor, or in any other capacity), or accept employment or be employed (in any capacity) by any person or entity who is, directly or indirectly, in competition with the Business of the Corporation; provided, however, that such Thimble Square Stockholder may purchase, hold or sell publicly traded securities of a company that engages in a business in competition with the Business of the Corporation, provided that (i) such securities are freely tradable on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) and (ii) all Thimble Square Stockholders do not hold, at any time, in excess of one percent of the amount of such securities outstanding.

                           5) Any and all  articles  and  processes  invented or
                  discovered by or with the participation of such Thimble Square Stockholder (whether or not patented or patentable), trademarks, patents, designs, and theories of production, management, operations, and marketing, and, in general, anything of value received or created by such Thimble Square Stockholder relating to Thimble Square during the period such Thimble Square Stockholder has been a principal shareholder of the Corporation and all rights of every kind and nature whatsoever thereunder are and shall immediately be and become the property of Thimble Square and not of the Thimble Square Stockholder.

                           Each Thimble Square Stockholder acknowledges that his
                  breach of any covenant contained in this subsection (ix) will result in irreparable injury to

Merger Agreement                                                       Page 13

                  Thimble Square and Innovo and that Thimble Square's and Innovo's remedy at law for such a breach will be inadequate. Accordingly, each Thimble Square Stockholder agrees and consents that Thimble Square or Innovo, in addition to all other remedies available at law and in equity, shall be entitled to both preliminary and permanent injunctions to prevent and/or halt a breach or threatened breach by such Thimble Square Stockholder of any covenant contained herein.

                           Each covenant contained in this subsection (ix) shall
                  be construed as separate and independent of any other covenant or provision of this Agreement, and the existence or assertion of any claim, demand, action, or cause of action against any Thimble Square Stockholder, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by Thimble Square or Innovo of any of the covenants contained in this subsection (ix). In the event that the provisions of this subsection (ix) should ever be deemed to exceed the time, scope, or geographic limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, scope, and geographic limitations permitted by such law.

                           For purposes of this subsection (ix):

                           (a) "Business of the Corporation" shall mean the design, manufacture and marketing of ready-to-wear ladies lounge and sleep wear.

                           (b) "Confidential Information" shall mean information
                  (in any form or media) regarding Thimble Square's customers, Prospective Customers (including lists of customers and
                  Prospective Customers), methods of operation, billing rates, billing procedures, suppliers, business methods, finances, management, or any other business information relating to Thimble Square (whether constituting a trade secret or proprietary or otherwise) which has value to Thimble Square and is treated by Thimble Square as being confidential; provided, however, that Confidential Information shall not include any information that has been voluntarily disclosed to the public by Thimble Square (except where such public disclosure has been made by a Thimble Square Stockholder without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

                           (c) "Prospective Customer" shall mean any person or entity to whom Thimble Square has sent or delivered a written sales or servicing proposal or contract in connection with the Business of the Corporation.

                  (x) Waiver of Compensation. Each Thimble Square Stockholder hereby waives payment of, and releases Thimble Square, Acquisition, Innovo and each of their successors and assigns from the payment of, any and all compensation (in the

Merger Agreement                                                        Page 14
                  form of salary, bonuses or otherwise) owed by Thimble Square to such Thimble Square Stockholder as of the date hereof and through and including the Closing.

         (c) Importance of Representations. Thimble Square, and each of the Thimble Square Stockholders understand that the representations included in subsections(a) (iii) through (a) (xiii ) above are of particular importance to Innovo, and constitute an essential inducement to Innovo's execution of this Agreement, and that any breach, failure or omission with respect to such representations would constitute a material breach of this Agreement curable only, in the discretion of Innovo, by the rescission of this Agreement.

         (d) No Finders Fees. No brokerage or finders fees or commissions are payable by Thimble Square by virtue or in connection with the transaction contemplated by this Agreement.

         (e)  Survival  of   Representations   and   Warranties.   Each  of  the
representations made in this Section 4 shall be deemed to be repeated as of the Closing and as of the Effective Date.

5.       Representations of Innovo and Acquisition.
         ------------------------------------------

         (a) Corporate Organization. Innovo and Acquisition are corporations duly organized, validly existing, and in good standing under the laws of the States of Delaware and Georgia, respectively, and have full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement by Innovo and Acquisition do not, and the consummation of the transactions contemplated hereby will not violate, or result in a breach of any provisions of, Innovo's or Acquisition's Charter or Bylaws.

         (b) Authority. Innovo and Acquisition have full power and authority to enter into this Agreement and have taken all action, corporate and otherwise, necessary to authorize the execution, delivery and performance of this Agreement, the completion of the transactions contemplated hereby and the execution and delivery on behalf of Innovo and Acquisition of any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement.

         (c)  Consents;   Approvals.  No  consent  or  approval  of  any  court,
governmental agency or other public authority, or of any other person, corporation or entity is required as a condition to (i) the validity or enforceability of this Agreement or any other instruments to be executed by Innovo to effectuate this Agreement, or (ii) the completion or validity of any of the transactions contemplated by this Agreement. This Agreement has been properly executed and delivered by the duly authorized officers of Innovo and Acquisition, and constitutes the valid and legally binding agreement of Innovo and Acquisition enforceable against Innovo and Acquisition in accordance with its terms.

         (d) Innovo Information. Innovo has furnished, or made available to Thimble Square, and the Thimble Square Stockholders the Innovo Information. The Innovo Information fairly sets

Merger Agreement                                                      Page 15
forth, in all material respects, the information contained therein, and does not omit or fail to disclose any material fact the disclosure of which would be necessary to make the information contained in the Innovo Information not misleading in light of the circumstances in which it is disclosed therein and the omission of which is likely to have a material adverse effect on the Thimble Square Stockholders.

         (e)      Capital Stock.

                  (i) Innovo. The authorized capital stock of Innovo is 30,000,000 shares, par value $.01 per share, of which approximately 9,363,180 shares are issued and outstanding as of the date hereof, exclusive of (A) 152,728 shares held by the Class 3 Trust established under the plan of reorganization of Spirco, Inc., (B) 97,531 shares issuable pursuant to a stock subscription agreement, (C) 200,000 shares pledged to secure Innovo's appeal of the Tedesco judgment, and (D) approximately 2,561,290 shares issuable upon the exercise of currently outstanding common stock purchase warrants or purchase rights. The Innovo Merger Shares to be issued to the Thimble Square Stockholders pursuant to Section 1(b)(i) hereof, at the time issued, shall have been duly authorized and validly issued, and will be fully paid and nonassessable.

                  (ii) Acquisition. The authorized capital stock of Acquisition is 10,000 shares, par value $.01, of which 100 shares are issued and outstanding, and are owned by Innovo.

         (f) No Finders Fees. No brokerage or finders fees or commissions are payable by Innovo by virtue or in connection with the transaction contemplated by this Agreement.

         (g) Survival of Representations. Each of the representations made in this Section 5 shall be deemed to be repeated as of the Closing and as of the Effective Date.

         (h) Section 338 Liability. Innovo has informed the Thimble Square Stockholders that Innovo does not intend to "step-up" the basis of the assets for tax purposes under the provision of IRS Code 338. Furthermore, Innovo has informed the Thimble Square Stockholders that it understands that should it elect to "step-up" the basis tax purposes, an alternative minimum tax, payable by Thimble Square may be triggered. Innovo acknowledges and agrees that the Thimble Square Stockholders shall have no responsibility or liability for any such alternative minimum tax that may be triggered with respect to such action, and Innovo agrees to indemnify and hold harmless the Thimble Square Stockholders for any such alternative minimum tax.

6.       Indemnification.

         (a) Each of Innovo, Acquisition, Thimble Square, and the Thimble Square Stockholders agrees to indemnify each of the other, and their agents and affiliates, and hold each of the other,

Merger Agreement                                                        Page 16
and their agents and affiliates, harmless from and against any and all losses, damages, liabilities, costs and expenses which it or any of them may sustain or incur in connection with the breach by the indemnifying party of, or any misrepresentation or inaccuracy contained in, any representation, warranty or covenant made by that party herein.

         (b) The Thimble Square Stockholders agree to indemnify Innovo, and its agents and affiliates, and hold Innovo, and its agents and affiliates, harmless from and against any and all losses, damages, liabilities, costs and expenses which it or any of them may sustain or incur in connection with any distribution, sale or transfer of any of the Innovo Merger Shares by the Thimble Square Stockholders in violation of any provision, rule or regulation of the Securities Act, the Securities Exchange Act of 1934, or any other applicable federal or state securities law.

         (c) Thimble Square and the Thimble Square Stockholders understand that Innovo may undertake a private placement (the "Placement") of shares of its common stock ("Innovo Common Stock"), and that in connection with such Placement, Thimble Square may provide potential purchasers of Innovo Common Stock with information about the business, operations, assets, and financial condition of Thimble Square. Thimble Square and the Thimble Square Stockholders agree to indemnify Innovo from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the Placement as the result of any omission, misrepresentation or inaccuracy contained in any information provided by Thimble Square to the purchasers of the Innovo Common Stock in the Placement.

7. Conditions to Innovo's and Acquisition's Obligations. Thimble Square, and each Thimble Square Stockholder, understands that Innovo's and Acquisition's obligations hereunder are conditioned, subject to waiver in Innovo's discretion, upon:

         (a) Thimble Square Stockholder Approval and Disclosures. In accordance with the provisions of the Georgia Business Corporations Act, the Thimble Square Stockholders shall have approved the Merger and the execution of this Agreement by their unanimous written consent, preceded by the delivery to each Thimble Square Stockholder of copies of (i) this Agreement, (ii) the Innovo Information,
(iii) the Financial Statements, and (iv) a copy of each employment and consulting contract to be entered into between Innovo, Thimble Square or and any employee, officer, director or stockholder of Thimble Square. A certificate of each Thimble Square Stockholder with respect to their receipt and understanding of the foregoing materials shall be executed by such stockholder and delivered at Closing.

         (b) No Appraisal Demand. Thimble Square shall not have received any notice or demand relating to the exercise of dissenters' rights pursuant to the Georgia Business Corporation Act and Innovo and Acquisition shall have received a certificate from the Secretary of Thimble Square to that effect.

         (c) Property Acquisition. The concurrent closing of the transactions contemplated by that certain Property Acquisition Agreement dated into as of April 5, 1996 between Innovo and Philip Schwartz, Eleanor V. Schwartz and Lee Schwartz.

Merger Agreement                                                        Page 17

         (d) Representations. The representations and warranties made by Thimble Square and the Thimble Square Stockholders shall be true and correct in all material respects when made and at and as of the Closing and the Effective Date as though such warranties were made at and as of such dates, except for changes expressly permitted or contemplated by the terms of this Agreement, or changes waived, in writing, by Innovo.

8. Conditions to the Obligations of Thimble Square and the Thimble Square Stockholders. Innovo and Acquisition each understand that the obligations of Thimble Square and the Thimble Square Stockholders hereunder are conditioned, subject to their waiver, upon:

         (a) Representations. The representations and warranties made by Innovo and Acquisition shall be true and correct in all material respects when made and at and as of the Closing and the Effective Date as though such warranties were made at and as of such dates, except for changes expressly permitted or contemplated by the terms of this Agreement, or changes waived, in writing, by Thimble Square, and the Thimble Square Stockholders.

         (b) NASD Letter. Innovo shall have received from the National Association of Securities Dealers ("NASD") a letter setting forth its decision concerning Innovo's compliance with the minimum bid price requirement of the NASDAQ SmallCap Market, which decision shall be substantially similar to that described in Innovo's April 5, 1996 letter to Philip, Eleanor and Lee Schwartz.

9. Arbitration. Each of the undersigned represents, warrants, covenants and agrees that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former securityholder, whether against Innovo, Acquisition, Thimble Square, or a Principal Thimble Square Stockholder (each being a "Party"), brought by a Party or in the name of a Party, or any shareholders, officers, directors, agents, affiliates, associates, employees or controlling persons a Party, including without limitation any controversy or claim relating to a purchase or sale of securities of Innovo or the Merger, shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Section 9, the parties shall be entitled to any and all remedies that would be available in the absence of this
Section 9 and the arbitrators, in rendering their decision, shall follow the substantive laws of the State of Georgia. This Section 9 shall apply, without limitation, to actions arising in connection with the Merger or the offer and sale of Innovo Common Stock contemplated by this Agreement under any Federal or State securities laws. The arbitration of any dispute pursuant to this Section 9 shall be held in Atlanta, Georgia.

         Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Section 9, may simultaneously or thereafter

Merger Agreement                                                        Page 18
seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

         This Section 9 is intended to benefit the shareholders, agents, affiliates, associates, employees and controlling persons of each Party, each of whom shall be deemed to be a third party beneficiary of this Section 9, and each of whom may enforce this Section 9 to the full extent that the Party could do so if a controversy or claim were brought against it.

10. Termination. This Agreement may be terminated and abandoned at any time prior to Closing:

         (a) by the mutual consent of Innovo, Thimble Square and the Thimble Square Stockholders;

         (b)      by Innovo:

                  (i) in the event that Closing has not occurred prior to April 25, 1996; or

                  (ii) in the event that, prior to Closing, Innovo's review of the books, records and documents of Thimble Square, or other reviews conducted by Innovo, discloses to Innovo any information that is materially inconsistent with the representations and warranties made by Thimble Square or the Thimble Square Stockholders herein.

         (c)      by either Innovo or Thimble Square in the event that:

                  (i) any court of competent jurisdiction in the United States or any other Federal, state or local government body shall have issued an order, decree, or ruling, or shall have taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree or ruling or other action shall have become final and nonappealable;

                  (ii) prior to Closing, the National Association of Securities Dealers, Inc. shall have informed Innovo that Innovo must undertake a reverse split of the authorized, issued and outstanding shares of Innovo Common Stock in order to maintain the listing of the Innovo Common Stock on the NASDAQ Small Cap Market, or if the Innovo Common Stock is otherwise delisted from such trading; or

                  (iii) Patricia Anderson-Lasko is no longer serving as the Chief Executive Officer of Innovo.

         (d) in the event of any termination of this Agreement, no Party shall have any liability to any other Party, except for any breach of any provisions of this Agreement.


Merger Agreement                                                       Page 19

11.      Miscellaneous.
         --------------

         (a) Modification; Complete Agreement. This Agreement (i) may only be modified by a written instrument executed by Innovo, Acquisition, Thimble Square and the Thimble Square Stockholders, (ii) sets forth the entire agreement of Innovo, Acquisition, Thimble Square and the Thimble Square Stockholders with respect to the subject matter hereof; and (iii) shall inure to the benefit of, and be binding upon Innovo, Acquisition, Thimble Square and the Thimble Square Stockholders and their respective heirs, legal representatives and successors.

         (b) Waiver. Any of the terms and conditions of this Agreement which may be lawfully waived may be waived in writing at any time by the Party that is entitled to the benefit thereof. Any waiver of any provision of this Agreement shall be binding only is set forth in an instrument in writing signed on behalf of such Party. No failure to enforce any provision of this Agreement shall be deemed to or shall constitute a waiver of such provision of this Agreement, and no waiver of a provision shall be deemed or constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver.

         (c) Governing Law. This Agreement shall be governed by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.

         (d) Fees and Expenses. Each Party shall bear their own respective expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement; provided, however, that Thimble Square shall bear the reasonable expenses of the Sellers with respect to their retention of Stuart Sutta and Company and the Law Office of Fay Matsukage.

         (e) Transfers and Assignments. Neither this Agreement nor any of the rights hereunder may be transferred or assigned.

         (f) Gender. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

         (g) Headings. The headings contained in this Agreement are for reference only and shall not affect in any way the meaning of interpretation of this Agreement.

         (h) Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.


Merger Agreement                                                        Page 20

         (i) Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by express mail or such other similar service (i.e., Federal Express), or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

     if to Innovo or Acquisition:     Innovo Group Inc.
                                      27 North Main Street
                                      Springfield, Tennessee 37172
                                      Attn:  Patricia Anderson-Lasko, President

     with a copy to:                  Holland & Knight
                                      Fifteenth Floor
                                      Two Midtown Plaza
                                      1360 Peachtree Street, N.E.
                                      Atlanta, Georgia, 30309
                                      Attn:  Jerry L. Sims, Esq.

     if to Thimble Square:            Thimble Square, Inc.
                                      Pembroke Industrial Park
                                      Pembroke, Georgia 31321
                                      Attn: Philip Schwartz,
                                      Chief Executive Officer

     if to a Thimble Square
     Stockholder:                     Eleanor and Philip Schwartz
                                      23362 Water Circle
                                      Boca Raton, Florida 33486

                                      Lee Schwartz
                                      206 Early Street
                                      Savannah, Georgia 31405

     with a copy to:                  Fay M. Matsukage, Esq.
                                      Stanford Place III, Suite 201
                                      4582 South Vister Street Parkway
                                      Denver, Colorado 80237-2633

or to such other address as a Party shall have designated to the other by like notice.

         (j) Consultation with Counsel. EACH OF INNOVO, THIMBLE SQUARE AND EACH THIMBLE SQUARE STOCKHOLDER HAS READ THIS AGREEMENT, AND EACH THIMBLE SQUARE STOCKHOLDER HAS READ THE INNOVO INFORMATION AND HAS, TO THE EXTENT THEY BELIEVE NECESSARY, HAD THIS AGREEMENT REVIEWED BY COUNSEL, AND HAS HAD THE TERMS AND CONSEQUENCES OF THIS

Merger Agreement                                                       Page 21

AGREEMENT EXPLAINED TO THEM BY COUNSEL OR ANOTHER FINANCIAL ADVISOR.

         IN WITNESS WHEREOF, Innovo, Acquisition, Thimble Square and the Thimble Square Stockholders have executed this Merger Agreement on the date first written above.

                                    Innovo Group Inc.


                                    By: /s/ Patricia Anderson-Lasko
                                        -----------------------------------
                                           Patricia Anderson-Lasko
                                           President


                                    TS Acquisition, Inc.


                                    By: /s/ Patricia Anderson-Lasko
                                        -----------------------------------
                                           Patricia Anderson-Lasko
                                           President


                                    Thimble Square, Inc.


                                    By: /s/ Philip Schwartz
                                        -----------------------------------
                                          Philip Schwartz
                                          Chief Executive Officer


                                    Thimble Square Stockholders:


                                    /s/ Eleanor Schwartz
                                   -----------------------------------
                                    Eleanor Schwartz


                                    /s/ Lee Schwartz
                                   -----------------------------------
                                    Lee Schwartz

Merger Agreement                                                        Page 22